CUSIP NO. 46579N                      Schedule 13G                 Page 12 of 13


                                                                       EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 13, 2004

                                            /s/ Robert Martin Friedland
                                            ------------------------------------
                                            Robert Martin Friedland


                                            NEWSTAR HOLDINGS SRL


                                            By:  /s/ Robert Martin Friedland
                                                 -------------------------------
                                                 Name:  Robert Martin Friedland
                                                 Title:     President


                                            NEWSTAR SECURITIES SRL


                                            By:  /s/ Robert Martin Friedland
                                                 -------------------------------
                                                 Name:  Robert Martin Friedland
                                                 Title:     President


                                            AUSTRALIAN BULK MINERALS SRL


                                            By:  /s/ Robert Martin Friedland
                                                 -------------------------------
                                                 Name:  Robert Martin Friedland
                                                 Title:     President


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CUSIP NO. 46579N                      Schedule 13G                 Page 13 of 13


                                            GOLDAMERE HOLDINGS SRL


                                            By:  /s/ Robert Martin Friedland
                                                 -------------------------------
                                                 Name:  Robert Martin Friedland
                                                 Title:     President